UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2025

NextTrip, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38015	27-1865814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Paseo del Sol Santa Fe, New Mexico	87507
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (505) 438-2576

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NTRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 3, NextTrip, Inc. (the “Company”) received a notification letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because the Company has not held an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year ended February 29, 2024 (the “2025 Annual Meeting”), the Company is out of compliance with Nasdaq Listing Rule 5620(a) (the “Annual Meeting Rule”). On March 3, 2025, the Company also received a notification letter from the Staff of Nasdaq notifying the Company that, based on the Current Report on Form 8-K filed by the Company with the Commission on February 18, 2024, the Staff has determined the Company has regained compliance with the minimum stockholders’ equity requirements set forth in Nasdaq Listing Rule 5550(b)(1) (the “Equity Rule”). However, if the Company fails to evidence compliance with the Equity Rule upon filing its next periodic report, the Company may be subject to delisting. At that time, Staff will provide written notification to the Company, which may then appeal Staff’s determination to a Nasdaq Hearings Panel.

Under Nasdaq Listing Rule 5810(c)(2)(G), the Company has until April 17, 2025 to provide Nasdaq with a plan to regain compliance with the Annual Meeting Rule. If Nasdaq accepts the Company’s plan, Nasdaq can grant an exception of up to 180 calendar days from the Company’s most recent fiscal year end, or until August 27, 2025, to regain compliance with the Annual Meeting Rule. If Nasdaq does not accept the Company’s plan to regain compliance, the Company will have the opportunity to appeal the decision to a Nasdaq Hearings Panel.

The notification letters have no immediate effect on the listing of the Company’s securities on Nasdaq.

The Company intends to hold its 2025 Annual Meeting prior to April 17, 2025 in order to regain compliance with the Annual Meeting Rule. In the event that the 2025 Annual Meeting is not held prior to April 17, 2025 for any reason, the Company will submit a plan to regain compliance with the Annual Meeting Rule by April 17, 2025. There can be no assurance that the Company will regain compliance with Annual Meeting Rule or that the Company will be able meet the continued listing requirements during any compliance period that may be granted by Nasdaq. In the event the Company does not regain compliance with the Annual Meeting Rule prior to April 17, 2025 or the Company’s plan is not accepted (as applicable), the Company’s securities may be subject to delisting and the Company will have the opportunity to appeal the Staff’s delisting determination to a hearings panel in accordance with the Nasdaq Listing Rule 5815(a).

Item 3.02 Unregistered Sales of Equity Securities.

From January 10, 2025 through March 7, 2025, the Company has sold and issued an aggregate of 176,794 unregistered shares of common stock pursuant to various agreements, which, in the aggregate, exceeded 5% of the Company’s issued and outstanding shares of common stock since its last periodic report filed with the Commission, thereby necessitating this disclosure under Item 3.02 of Form 8-K. Information regarding each of such issuances is set forth below.

●	On January 29, 2025, the Company issued 4,000 restricted shares of common stock, at a price per share of $6.69, to a former employee pursuant to a separation agreement entered into with such employee.

●	On February 26, 2025, the Company issued 60,000 restricted shares of common stock, at a price per share of $3.89, to a contractor as compensation for investor relations and business development services.

●	On March 3, 2025, the Company issued an aggregate of 105,000 restricted shares of common stock, at a price per share of $3.96, to various contractors as compensation for investor relations and business development services.

●	On March 6, 2025, the Company issued 185 restricted shares of common stock as a dividend payment to the holder of the outstanding shares of the Company’s Series M Nonvoting Convertible Preferred Stock.

●	On March 6, 2025, the Company issued an aggregate of 7,609 restricted shares of common stock as a dividend payment to the holders of the outstanding shares of the Company’s Series L Nonvoting Convertible Preferred Stock, which holders consisted of William Kerby, the Company’s Chief Executive Officer, and Donald Monaco, chairman of the Company’s board of directors.

The aforementioned securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and were issued to the respective recipients in transactions exempt from registration under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. Accordingly, the securities constitute “restricted securities” within the meaning of Rule 144 under the Securities Act.

Item 5.08 Shareholder Director Nominations.

As disclosed in that Current Report on Form 8-K filed by the Company with Securities and Exchange Commission (the “Commission”) on February 26, 2025, the Company determined to cancel its 2025 Annual Meeting, which was scheduled to be held on February 27, 2025.

The Company has determined to reschedule its 2025 Annual Meeting, and intends to hold the 2025 Annual Meeting on April 9, 2025. The record date for the 2025 Annual Meeting and detailed information regarding the proposals to be presented at the 2025 Annual Meeting will be set forth in the Company’s Definitive Proxy Statement on Schedule 14A to be filed with the Commission. Since the 2025 Annual Meeting will take place more than 30 following the anniversary of the Company’s last annual meeting of stockholders, the due dates for the submission of any qualified shareholder proposal or qualified shareholder nominations under applicable Commission rules and the Company’s Amended and Restated Bylaws (the “Bylaws”) listed in the Company’s Definitive Proxy Statement on Schedule 14A for its last annual meeting of stockholders, filed with the Commission on December 1, 2023, are no longer applicable. Additionally, since the Company determined not to hold its 2025 Annual Meeting on February 27, 2025, as originally planned, those due dates for the submission of any qualified shareholder proposal or qualified shareholder nominations included in the Current Report on Form 8-K filed by the Company with the Commission on January 27, 2025 are also no longer applicable. Such nominations or proposals, including any notice on Schedule 14N, are now due to be received by the Company no later than March 10, 2025 and must comply with all of the applicable requirements set forth in the rules and regulations of under the Securities Exchange Act of 1934, as amended, and the Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTTRIP, INC.

Date:	March 7, 2025	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer